UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 20, 2008

                             HOMETOWN BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

         United States                  000-52674              02-0783010
         -------------                  ---------             -------------
(State or other jurisdiction of        (Commission           (IRS Employer
        incorporation or organization)  File Number)         Identification No.)


12 Main Street, Walden, New York                                       12586
----------------------------------------                               -----
(Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (845) 778-2171
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events
                ------------

     On November 20, 2008, Hometown Bancorp, Inc. (the "Company") issued a press release announcing that it decided not to apply for capital assistance under the Treasury Department's Capital Purchase Program. A copy of the press release is attached as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits
                ---------------------------------

(d)      Exhibits

         Number            Description
         ------            -----------

         99.1              Press Release dated November 20, 2008

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HOMETOWN BANCORP, INC.
                                           (Registrant)



Date: November 20, 2008                  By: /s/ Stephen W. Dederick
                                              ----------------------------------
                                              Stephen W. Dederick
                                              Vice President and Chief Financial
                                              Officer